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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 22, 2006


                          TRACEGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                     000-50329                98-0370398
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)


       330 MADISON AVENUE, 9TH FLOOR, NEW YORK, NEW YORK            10017
            (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (866) 401-5969

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

      On August 22, 2006 the Company issued a press release announcing the launch of a new product. A copy of such press release is attached hereto as
Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

      99.1   Press release of Traceguard Technologies, Inc., issued August 22,
             2006.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 25, 2006


                                           TRACEGUARD TECHNOLOGIES, INC.

                                           By: /s/ David Ben-Yair
                                               ---------------------------------
                                               Name: David Ben-Yair
                                               Title:  Chief Financial Officer